                                                                  Exhibit 23 (b)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 2 to the Registration Statement on Form S-3 of our report dated February 16, 1996 included in Equifax Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995.


                                          /s/ Arthur Andersen LLP
                                          ---------------------------



Atlanta, Georgia
May 24, 1996